                              SIXTH AMENDMENT TO
                      DATA PROCESSING SERVICE AGREEMENT

     This sixth amendment to the Data Processing Service Agreement (the "Amendment") is made as of September 1, 1995 by and between American Mutual Life Insurance Company (AML, formerly Central Life Assurance Company), and AmerUs Bank (Bank).

     The parties hereto agree as follows:

     1. Background. AML and Bank entered into a Data Processing Service Agreement dated November 1, 1989 which was subsequently amended by the First Amendment dated September 30, 1990, the Second Amendment dated May 1, 1991, the Third Amendment dated October 1, 1991, the Fourth Amendment dated January 2, 1992, and the Fifth Amendment dated July 1, 1993 (the "Agreement"). AML and Bank desire to modify the Agreement to update the charges for such services.

     2. Amendment. Effective September 1, 1995, the parties agree that the fees per account set forth in the Agreement will be reduced by twenty percent.

     3. Continuation of all Other Terms and Conditions. All other terms and conditions contained in the Agreement and not specifically refused to and modified herein shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


American Mutual Life Insurance Company      AmerUs Bank

By  /s/  George T. Eldridge, Jr.           By  /s/  Marcia S. Hanson
  ------------------------------------       -----------------------------------
   George T. Eldridge, Jr.                    Marcia S. Hanson
   Senior Vice President                      President, Chief Executive Officer

                       DRAFT 3 DP BUDGET AMERUS BANK 1996
                              ASSUMPTIONS DETAIL

Service Contracts

Systematics               288,000  No reduction for Mortgage
NSS                        30,000  This has already been capitalized
Platform HW Maint IBM     111,334  New contract being signed

Total Maintenance         429,334  Any other??????

Data Center
Computer Charges

                                                     Monthly
                           Chg/Unit      # Accounts  Charge             %        Average incr
                          w/price cut    10/5/95     reduced rates   Increase    for Volume
CL  0-5000                   0.76
CL  > 5000                   0.60          6,155         4,493.00       0.10         4,882.30
IC  0-15000                  0.52
IC  > 15000                  0.40         22,670        10,868.00       0.10        11,774.80
IM  0-50000                  0.48
IM  > 50000                  0.32         86,840        35,788.80       0.10        38,567.68
ST  0-50000                  0.44
ST  > 50000                  0.36         36,370        16,002.80       0.10        17,603.08

Total Monthly Charge                                    67,152.60                   72,807.86
Annual Charge                            152,035       805,831.20                  873,694.32

                                                                      152,035
                                                                         1.10
                                                                      -------
                                                                      167,239
                                                                         (239)
                                                                      -------
                                                                      167,000
                                                                      -------
                                                                      -------

Laser Printing              7,250         87,000             0.00      87,000
Fiche                      20,000        240,000             0.00     240,000
Tele Proc Line              2,160         25,920             0.00      25,920
Host                        4,220         50,640             0.00      50,640
Other                       3,000         36,000             0.00      36,000

Total Laser thru Other                                                439,560
Total Data Center                      1,313,254
                                        (340,000)                                    printing to be billed @ actual
                                       ---------
Mainframe Prog                           973,254   +  1746 rd =  $975,000 - $7,000 = 888,000 DIVIDED BY 12 = 74,000
                                       ---------                                                             -------
                                       ---------
Ann's Group               547,250      5@45*1700+1@55*1700+1@.85*850+1@100*800
Outside Ann's Group        76,500      2@45*850
DB Administrator           55,250      1@850*85 Data Base Admin

Total Programming         679,000

PC Area

Hardware Tech               2,800      31,200
Network Services           20,000     240,000 Administer branches & bank
Network Tech                4,700      58,400
Other                      37,000     444,000 Consulting Help
Business Analyst               40         480
Senior Analyst              7,000      84,000
Supervisor                  1,000      12,000

Total                                 888,080

Production Control

Outside Printing               100       1,200
Other                          100       1,200
Prod Support Special         4,300      51,800
Rush                            15         180
Security Administrator       1,800      19,200
Sr. Sys Programmer               0           0
Supervisor                     300       3,600
Sys Programmer               4,167      50,004

Total Prod Cont + SW Prog              126,984